UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2016 (March 15, 2016)

BLOUNT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11549	63 0780521
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4909 SE International Way, Portland, Oregon		97222-4679
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 653-8881
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01—Other Events.

As previously disclosed, on December 9, 2015, Blount International, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ASP Blade Intermediate Holdings, Inc., a Delaware corporation (“Parent”), and ASP Blade Merger Sub, Inc., a newly formed Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.  Parent and Merger Sub are beneficially owned by affiliates of American Securities LLC. The Company is filing this Current Report on Form 8-K to provide certain updates in respect of the proposed Merger. The following information should be read in conjunction with the definitive proxy statement relating to the proposed Merger (the “Definitive Proxy Statement”), filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 9, 2016, which should be read in its entirety.

Regulatory Approvals Required for the Merger

As of March 15, 2016, all regulatory approvals required under the Merger Agreement to consummate the proposed Merger have been received.

Litigation Relating to the Merger

On March 21, 2016, Elia Azar and Dean Alfrange, purported stockholders of the Company (the “Oregon Plaintiffs”), filed a putative class action complaint against the Company, the members of the Company’s Board of Directors (the “Board”), American Securities LLC, P2 Capital Partners, LLC, Parent and Merger Sub in the United States District Court for the District of Oregon, Portland Division (the “Oregon Court”). This case is captioned Azar, et al. v. Blount Int’l, Inc., et al., No. 3:16-cv-00483. The complaint alleges that (1) the Company and the members of the Board violated Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated thereunder by filing the Definitive Proxy Statement, which the Oregon Plaintiffs allege fails to disclose and/or misrepresents material information, (2) the members of the Board violated Section 20(a) of the Exchange Act as control persons of the Company in respect of the filing of such allegedly materially deficient Definitive Proxy Statement, and (3) Mr. Joshua L. Collins, the chairman of the Board and the chief executive officer of the Company, Mr. David A. Willmott, the president and chief operating officer of the Company and a member of the Board, American Securities LLC, P2 Capital Partners, LLC, Parent and Merger Sub aided and abetted such alleged violations of the federal securities laws. The Oregon Plaintiffs have asked the Oregon Court to, among other things, (i) preliminarily and permanently enjoin the defendants from proceeding with the proposed Merger until defendants remedy the alleged violations of the federal securities laws, and (ii) in the event the proposed Merger is consummated, rescind the proposed Merger or grant rescissory damages.  The Company and its directors believe these claims are without merit and intend to vigorously defend this action. The Company cannot predict the outcome of or estimate the possible loss or range of loss from this matter.

Cautionary Statement Regarding Forward-Looking Statements

“Forward-looking statements”, as defined by the Private Securities Litigation Reform Act of 1995, in this Current Report on Form 8-K, including without limitation statements regarding the expected timing of the special meeting of the Company’s stockholders, are based upon available information and upon assumptions that the Company believes are reasonable; however, these forward-looking statements involve certain risks and should not be considered indicative of actual results that the Company may achieve in the future. There are a number of factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, in particular, among other things, the ability to obtain timely approval of the proposed transaction by the Company’s stockholders and the satisfaction of the other conditions to the consummation of the proposed transaction; the ability of third parties to fulfill their obligations relating to the proposed transaction, including providing financing under current financial market conditions; litigation relating to the Merger; and the other factors and financial, operational and legal risks or uncertainties described in the Company’s public filings with the SEC, including the “Risk Factors” and “Forward Looking Statements” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent Quarterly Reports on Form 10-Q. The Company disclaims any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

Important Additional Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by American Securities LLC and P2 Capital Partners, LLC.  In connection with the proposed acquisition, the Company filed the Definitive Proxy Statement with the SEC on March 9, 2016, and plans to file other relevant materials with the SEC.  Before making any voting decision, stockholders of the Company are urged to read all relevant documents filed with the SEC, including the Definitive Proxy Statement, because they contain important information about the proposed transaction and the parties to the proposed transaction.  Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from the Company on the Investor Relations Page of its corporate website at http://www.blount.com, or by directing a request to Blount International, Inc., Investor Relations, 4909 SE International Way, Portland, Oregon 97222.

Participants in Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction.  Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2015.  Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, is set forth in the Definitive Proxy Statement and other materials filed by the Company with the SEC.  Investors should read such materials carefully before making any voting or investment decision.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOUNT INTERNATIONAL, INC.

Date: March 22, 2016	By:	/s/ Chad E. Paulson
		Name:	Chad E. Paulson
		Title:	Vice President, General Counsel and Secretary